ANNUAL MEETING OF STOCKHOLDERS OF

VANGUARD NATURAL RESOURCES, INC.

August 6, 2018

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting and proxy card
are available at http://www.astproxyportal.com/ast/21659

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20700000000000001000 0 080618

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE FOLLOWING NOMINEES:
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Randall M. Albert
- ○ Michael V. Alexander
- ○ Joseph M. Citarrella
- ○ W. Greg Dunlevy
- ○ Joseph Hurliman, Jr.
- ○ Graham A. Morris
- ○ R. Scott Sloan

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

VANGUARD NATURAL RESOURCES, INC.

2018 ANNUAL MEETING OF STOCKHOLDERS – ADMISSION TICKET

THIS ADMISSION TICKET IS IN RESPECT OF THE 2018 ANNUAL MEETING OF STOCKHOLDERS OF VANGUARD NATURAL RESOURCES, INC., A DELAWARE CORPORATION (THE "COMPANY"), TO BE HELD ON AUGUST 6, 2018, AT 1:00 P.M., CENTRAL TIME, AT THE COMPANY'S OFFICES, LOCATED AT 5847 SAN FELIPE, SUITE 3000, HOUSTON, TEXAS 77057

If you are a stockholder of record and you plan to attend the annual meeting, please let us know when you vote your proxy. Please bring the notice of meeting which you received with you to the meeting. **This card will serve as your ticket.**

If you are a "street name" stockholder, tell your broker or nominee that you're planning to attend the meeting and would like a "legal proxy." Bring that form to the meeting and you will be provided a ticket at the door.

If you can't get a legal proxy in time, we can still give you a ticket at the door if you bring a copy of your brokerage account statement showing that you were our stockholder as of the record date, July 6, 2018.

VANGUARD NATURAL RESOURCES, INC.

THIS PROXY IS IN RESPECT OF THE 2018 ANNUAL MEETING OF STOCKHOLDERS OF VANGAURD NATURAL RESOURCES, INC., A DELAWARE CORPORATION (THE "COMPANY"), TO BE HELD ON AUGUST 6, 2018, AT 1:00 P.M., CENTRAL TIME, AT THE COMPANY'S OFFICES, LOCATED AT 5847 SAN FELIPE, SUITE 3000, HOUSTON, TEXAS 77057

The stockholder(s) hereby appoint(s) Jonathan C. Curth, Secretary of the Company, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this Proxy Card, all of the shares of the Company that the stockholder(s) is/are entitled to vote at the 2018 Annual Meeting of Stockholders of the Company, to be held on August 6, 2018, at 1:00 P.M., central time, at the Company's offices, located at 5847 San Felipe, Suite 3000, Houston Texas 77057, and any adjournment or postponement or continuation thereof, hereby revoking any proxies previously given. The undersigned hereby further authorizes such proxies to vote in their discretion upon such other matters as may properly come before such meeting and at any adjournment or postponement or continuation thereof.

(Continued and to be signed on the reverse side.)

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